Exhibit 99.1 iRhythm Technologies Enters License Agreement with BioIntelliSense for Multiparameter Sensor Technology to be Used in Ambulatory Cardiac Monitoring iRhythm granted exclusive license to BioIntelliSense’s patented pulse oximetry, accelerometry and trending non-invasive blood pressure technologies for use within ambulatory cardiac monitoring (ACM) market SAN FRANCISCO, SEPTEMBER 4, 2024 (GLOBE NEWSWIRE) -- iRhythm Technologies, Inc. (NASDAQ:IRTC), a leading digital health care company focused on creating trusted solutions that detect, predict, and prevent disease, announced today that the company has signed an exclusive license agreement with BioIntelliSense, Inc., a continuous health monitoring and clinical intelligence company, to develop and commercialize certain patented technology assets within ambulatory cardiac monitoring (ACM). “As a natural complement to iRhythm’s leading ambulatory cardiac monitoring platform, BioIntelliSense’s multiparameter sensing technologies position us to significantly expand the capabilities of our product platform over the next several years,” said Quentin Blackford, iRhythm’s President and CEO. “We believe that the licensed technology from BioIntelliSense can advance our premium positioning within ACM and further enables us to enter other adjacent indications such as obstructive sleep apnea over time. By incorporating medical grade, connected, multi-sensor capabilities, we believe iRhythm will be well positioned to deliver broad clinical insights that improve patient outcomes, enhance clinical and operational efficiency, and reduce costs to the healthcare system. We look forward to collaborating with the BioIntelliSense team to accelerate the next chapter of connected patient care.” BioIntelliSense offers a comprehensive set of vital sign indicators that enables early identification and detection of adverse trends to improve patient monitoring safety and effectiveness from in the hospital to the home via a portfolio of medical grade wearable devices and data services. Their comprehensive set of patient trending and algorithmic-based personalized notifications includes resting heart rate, respiratory rate, and skin temperature via their FDA-cleared BioButton® wearable device. BioIntelliSense also has patented capabilities that represent a significant advancement in the field of oximetry with its white-light enhanced pulse oximetry (SpO2) sensor chipset and integrated processing technology that facilitates measurement of blood oxygen levels across the full range of light to very dark skin pigmentations with unique motion-tolerance capabilities. “We couldn’t be more excited about this collaboration with iRhythm, whose deep experience in ECG ambulatory cardiac monitoring is a perfect complement to the continuous vitals sign and medical grade wearable expertise of BioIntelliSense,” said James Mault, MD, founder and CEO of BioIntelliSense. “Through the integration of advanced biosensors and algorithmic-based analytics, we can collectively address a critical gap in the current healthcare system, by providing clinicians with more timely and actionable information to facilitate earlier clinical intervention and better, safer patient care.” As multiple vital signs and digital data assets are increasingly combined to generate clinical insights, iRhythm and BioIntelliSense are excited to be market leaders in defining how continuous monitoring could look over the next decade and beyond. iRhythm is building a data-

driven health care portfolio for the future and is uniquely positioned to address the quintuple aim of healthcare in the years to come. License Overview Under the terms of the agreement, BioIntelliSense has granted iRhythm an exclusive license to develop and commercialize pulse oximetry, accelerometry, and trending non-invasive blood pressure technologies for use within iRhythm’s ACM products and services. In connection with the license agreement, BioIntelliSense will receive an upfront payment, and they will be eligible to earn additional consideration based on future technology validation and regulatory milestones. BioIntelliSense will also be eligible to receive royalties on annual net sales of products and services that include licensed rights in the home sleep testing field of use. The license consideration payable to BioIntelliSense will be recognized on iRhythm’s consolidated statements of operations as acquired in-process research and development (“IPR&D”) expense. Additional consideration may be earned by BioIntelliSense through December 31, 2026, relating to the achievement of certain development milestones and may be recognized as acquired IPR&D expense. In alignment with SEC guidance around non-GAAP financial measures relating to acquired IPR&D expense, iRhythm will not exclude expenses related to IPR&D from its non-GAAP results, which include adjusted operating expenses, adjusted net loss, adjusted net loss per share, and adjusted EBITDA. iRhythm provided 2024 annual financial guidance on August 1, 2024, related to revenue, gross margin, and adjusted EBITDA. Based on currently available information, iRhythm reaffirms its current 2024 annual financial guidance for revenue, gross margin, and adjusted EBITDA excluding this transaction. iRhythm does not expect to incur any material incremental development expenses in 2024, other than the acquired IPR&D expense, associated with this transaction. iRhythm will provide an update for its 2024 annual financial guidance when iRhythm reports its third quarter 2024 results. About iRhythm Technologies, Inc. iRhythm is a leading digital health care company that creates trusted solutions that detect, predict, and prevent disease. Combining wearable biosensors and cloud-based data analytics with powerful proprietary algorithms, iRhythm distills data from millions of heartbeats into clinically actionable information. Through a relentless focus on patient care, iRhythm’s vision is to deliver better data, better insights, and better health for all. About BioIntelliSense, Inc. BioIntelliSense is ushering in a new era of continuous health monitoring and clinical intelligence for virtual care and remote patient monitoring (RPM) from in-hospital to home. Its medical-grade Data-as-a-Service (DaaS) platform seamlessly captures multiparameter vital signs and physiological biometrics through an effortless user experience. The FDA-cleared BioButton® multiparameter wearable, BioHub™ gateways, BioMobile™ downloadable applications, BioCloud™ data services and the BioDashboard™ clinical intelligence system creates a comprehensive tech-enhanced solution that makes continuous monitoring reliable and scalable. Through the platform’s AI-driven analytics, clinicians have access to high-resolution patient trending and data-driven insights to deliver better, safer care from in-hospital to home. Use of Non-GAAP Financial Measures We refer to certain financial measures that are not recognized under U.S. generally accepted accounting principles (GAAP) in this press release, including adjusted EBITDA. We use these non-GAAP financial measures for financial and operational decision-making and to evaluate period-to-period comparisons. See the schedules in our most recent filings made with the Securities and Exchange Commission, including those on the Form 10-Q filed on August 1, 2024, for additional information and reconciliations of such non-GAAP financial measures. We have not reconciled our adjusted operating expenses and adjusted EBITDA estimates for full year 2024 because certain items that impact these figures are uncertain or out of our control and cannot be reasonably predicted. Accordingly, a reconciliation of adjusted operating expenses and adjusted EBITDA estimates is not available without unreasonable effort. Adjusted EBITDA excludes non-cash operating charges for stock-based compensation expense, impairment and restructuring charges, business transformation costs, and loss on extinguishment of debt. Business transformation costs include costs associated with professional services, employee termination and relocation, third-party merger and acquisition, integration, and other costs to augment and restructure the organization, inclusive of both outsourced and offshore resources. Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the anticipated benefits and accounting treatment of our licensing agreement and partnership with BioIntelliSense, anticipated technology improvements and expectations for growth. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our filings made with the Securities and Exchange Commission, including those on the Form 10-Q filed on August 1, 2024. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. iRhythm disclaims any obligation to update these forward-looking statements. iRhythm Contact Information Investor Contact Stephanie Zhadkevich investors@irhythmtech.com Media Contact Kassandra Perry irhythm@highwirepr.com